SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2014

Rockdale Resources Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-52692	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5114 Balcones Woods Drive, Suite 307-511, Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-537-2257

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 16, 2014, Marc Spezialy submitted a notice of resignation as a director and from all offices with the company. His resignation shall be effective September 30, 2014. There was no known disagreement with Mr. Spezialy on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
17.1	Resignation of Marc Spezialy

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockdale Resources Corporation

/s/ David Baker
David Baker Chief Executive Officer

Date: September 18, 2014

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